                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 11, 2005

                            G-III APPAREL GROUP, LTD.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-18183                41-1590959
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

                512 Seventh Avenue                                 10018
                New York, New York                               (Zip Code)
     (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 403-0500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         [ ]    Written communications pursuant to Rule 425 under the Securities
                Act (17 CFR 230.425)

         [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

         [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 1.01     ENTRY INTO A MATERIAL AGREEMENT

MARVIN RICHARDS
---------------

         On July 11, 2005, G-III Apparel Group, Ltd. (the "Company") and its
subsidiary, G-III Leather Fashions, Inc. ("G-III Leather") entered into an agreement (the "Marvin Richards Agreement") with Sammy Aaron, Andrew Reid, Lee
Lipton, John Pollack and Sammy Aaron, as Sellers' Representative, pursuant to which G-III Leather acquired all of the outstanding capital stock of J. Percy for Marvin Richards, Ltd., all of the membership interests of CK Outerwear, LLC and 50% of the membership interests in Fabio Licensing, LLC (collectively,
"Marvin Richards"). The Company has guaranteed the obligations of G-III Leather under the Marvin Richards Agreement.

         G-III Leather acquired Marvin Richards in exchange for notes payable three business days after the closing date of July 11, 2005, with aggregate payments under the notes consisting of (i) $19,185,000 in cash, (ii) 466,666 shares of the Company's common stock, par value $.01 per share (the "Common
Stock") and (iii) 150,000 shares of Common Stock that may vest based on the future market price of the Common Stock (see Item 3.02 below). The sellers are entitled to receive additional purchase price based on the performance of the
Company's new Marvin Richards division through the fiscal year ending January
31, 2009.

         The Company has agreed to file a registration statement on Form S-3 with the Securities and Exchange Commission with respect to the 466,666 shares of Common Stock issued and any of the other 150,000 shares that have vested within five business days prior to the filing of the Form S-3. The Company is required to keep the registration statement effective until one year after the closing date. The Company also agreed to provide piggyback rights commencing one year after the closing date with respect to any portion of the other 150,000 shares of Common Stock that vest but were not included in the Form S-3 registration statement.

         Marvin Richards has been an outerwear manufacturer and supplier for over 20 years under the Marvin Richards brand name. In addition, it has licenses for men's and women's outerwear under the Calvin Klein brand name and women's outerwear under the St. John brand name. Marvin Richards also conducts a variety of private label programs.

CIT FINANCING AGREEMENT
-----------------------

         On July 11, 2005, G-III Leather, J. Percy for Marvin Richards, Ltd. and
CK Outerwear, LLC (collectively, the "Borrowers") entered into a financing agreement (the "Financing Agreement") with The CIT Group/Commercial Services,
Inc. ("CIT"), as Agent, and Bank Leumi USA, CIT, Commerce Bank, N.A., HSBC Bank
USA, National Association, Israel Discount Bank of New York and Webster Business
Credit, as Lenders. The Financing Agreement is a three year senior secured credit facility providing for borrowings in the aggregate principal amount of up to $195,000,000. The facility consists of a revolving line of credit and a term loan.

         The revolving line of credit provides for a maximum line ranging from
$45 million to $165 million at specific times during the year, provided that there are no borrowings outstanding for at least 45 days during the period from
December 1 through April 30 each year. Amounts available under the line are subject to borrowing base formulas and over advances as specified in the
Financing Agreement. Borrowings under the line of credit bear interest at the
Borrowers' option at the prime rate or LIBOR plus 2.25%.

         The term loan is in the principal amount of $30 million payable over three years with eleven quarterly installments of principal in the amount of
$1,650,000, commencing on December 31, 2005, and the remaining balance of
$11,850,000 due on maturity of the loan. Mandatory prepayments are required under the term loan commencing with the fiscal year ending January 31, 2007 to the extent of 50% of excess cash flow, as defined. The term loan bears interest, at Borrowers' option, at prime plus 1% or LIBOR plus 3.25%.

         The Financing Agreement requires the Company, among other covenants, to
(i) maintain net worth, as defined, of $48 million and $43 million as of the end of three months ending October 31, 2005 and January 31, 2006, respectively, and effective net worth amounts to be determined with respect to later periods; (ii)
achieve earnings before interest, taxes, depreciation and amortization
("EBITDA") of $15 million and $20 million as of the end of the twelve months ending October 31, 2005 and January 31, 2006, respectively, and EBITDA to be determined with respect to later periods; and (iii) maintain fixed charge coverage ratios of 1.35 to 1.0 and 1.30 to 1.0 for the three month period ending
October 31, 2005 and the six month period ending January 31, 2006, respectively, and fixed charge coverage ratios to be determined with respect to later periods.
It also limits payments of cash dividend and stock redemption to $1.5 million plus an additional amount for stock redemptions based on the proceeds of sales of equity securities. The Financing Agreement is secured by all of the assets of the Borrowers and is guaranteed by the Company and all domestic subsidiaries of the Company (except for inactive subsidiaries).

         On July 11, 2005, the Borrowers borrowed an aggregate of $5.9 million under the revolving credit line and $30 million under the term loan. In addition, on July 14, 2005, an additional $19.2 million was borrowed under the revolving credit line to fund the cash portion of the purchase price with respect to the acquisition of Marvin Richards.

WINLIT
------

         On July 11, 2005, the Company and G-III Leather entered into an agreement (the "Winlit Agreement") with Winlit Group, Ltd. ("Winlit"), David
Winn and Richard Madris pursuant to which G-III Leather acquired the operating assets of Winlit. The Company has guaranteed the obligations of G-III Leather under the Winlit Agreement.

         G-III Leather acquired the operating assets of Winlit by assuming $6.7 million of Winlit's bank debt that became part of the revolving credit debt under the Financing Agreement. Winlit is entitled to receive additional purchase price based on the performance of the Company's new Winlit division through
January 31, 2009.

         Winlit has been a supplier of outerwear for over 35 years. As a result of acquiring Winlit's assets, the Company or G-III Leather will have licenses for men's and women's outerwear under the Guess? brand, leather outwear under the Tommy Hilfiger brand, as well as licenses for Ellen Tracy, London Fog,
Pacific Trail and BCBG by Max Azria. Winlit also sells apparel under the Winlit,
Renaissance, LNR, and NY 10018 owned names and through private label programs.

                                      -2-

EMPLOYMENT AGREEMENT WITH SAMMY AARON
-------------------------------------

         On July 11, 2005, the Company entered into an employment agreement (the
"Employment Agreement") with Sammy Aaron, who became an executive officer and a director of the Company upon completion of the acquisition of Marvin Richards
(see Item 5.02 below).

         The Employment Agreement has a term through January 31, 2009 with automatic one year renewals unless either party gives written notice to the other at least ninety days prior to the expiration of the initial term or any renewal period. Mr. Aaron is employed as the President of the Marvin Richards division and Vice Chairman of the Company. The Company was also required to recommend that Mr. Aaron be elected as a director of the Company. He is entitled to receive a salary of $500,000 per year and participate in the Company's benefit plans. If the Employment Agreement is terminated by the Company without justifiable cause (as defined in the Employment Agreement) or by Mr. Aaron for good reason (as defined in the Employment Agreement), Mr. Aaron is entitled to receive his salary and benefits for the remainder of the term of the Employment
Agreement, subject to compliance by Mr. Aaron with his non-competition and other certain obligations in the Employment Agreement.

ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         On July 11, 2005, in connection with the Financing Agreement entered into on that date, G-III Leather repaid in full all borrowings under its previously existing secured working capital line of credit in the amount of approximately $12.5 million. As a result, the Sixth Amended and Restated Loan
Agreement, dated April 29, 2002, by and among G-III Leather, the banks signatory thereto and Fleet Bank, N.A., as agent, as amended, was terminated.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         See description under the subheading "Marvin Richards" under Item 1.01 of this Form 8-K.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
             AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

         See description under the subheading "CIT Financing Agreement" under
Item 1.01 of this Form 8-K.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

         On July 11, 2005, the Company agreed to issue 466,666 shares of Common
Stock as part of the consideration for its acquisition of Marvin Richards described in Item 1.01 above. These shares were issued pursuant to the exemption contained in Section 4(2) of the Securities Act of 1933 (the "Act") as a
transaction by an issuer not involving a public offering.

         On July 11, 2005, the Company agreed to issue 150,000 shares of Common
Stock as part of the consideration for its acquisition of Marvin Richards described above, with such shares to vest based on the Closing Price (defined to mean the average closing price of the Common Stock for 20 consecutive trading days) as follows:

                                      -3-



         --------------------------------------------------------------------- ---------------------------------------
                                                                                        Applicable Number of
                           Vesting Condition                                              Unvested Shares
         --------------------------------------------------------------------- ---------------------------------------

         If, at any time between July 11, 2005 and January 31, 2009, the                       50,000
         Closing Price  is $20.00 or greater.
         --------------------------------------------------------------------- ---------------------------------------
         If, at any time between July 11, 2005 and January 31, 2007, the                       25,000
         Closing Price is $10.00 or greater.
         --------------------------------------------------------------------- ---------------------------------------
         If, at any time between February 1, 2006 and January 31, 2008, the                    25,000
         Closing Price is $11.00 or greater.
         --------------------------------------------------------------------- ---------------------------------------
         If, at any time between February 1, 2007 and January 31, 2008, the                    25,000
         Closing Price is $12.00 or greater.
         --------------------------------------------------------------------- ---------------------------------------
         If, at any time between February 1, 2008 and January 31, 2009, the                    25,000
         Closing Price is $13.00 or greater.
         --------------------------------------------------------------------- ---------------------------------------
         If at any time between July 11, 2005 and January 31, 2007, the         150,000 (or such lower number of
         Closing Price is $20.00 or greater.                                    shares that are then subject to the
                                                                                Company's repurchase right)
         --------------------------------------------------------------------- ---------------------------------------


The Company has the right to repurchase any of these shares for $.01 per share if the vesting condition described above can no longer be satisfied. These shares were issued pursuant to the exemption contained in Section 4(2) of the
Act as a transaction by an issuer not involving a public offering.

         On July 11, 2005, the Company sold an aggregate of 90,000 shares of
Common Stock at a price of $7.50 per share to three executives of Winlit. These shares were issued pursuant to the exemption contained in Section 4(2) of the
Act as a transaction by an issuer not involving a public offering.

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On July 11, 2005, Sammy Aaron, age 46, became Vice Chairman of the
Company and President of the Company's Marvin Richards division. He also became a director of the Company. Mr. Aaron was elected as an executive officer and director of the Company pursuant to the Employment Agreement entered into in connection with the acquisition of Marvin Richards, described in Item 1.01 above. For more than the past five years, Mr. Aaron has been the President of
Marvin Richards.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired

         (b)  Pro Forma Financial Information

                                      -4-

         The financial statements and pro forma financial information required by this item with respect to the acquisition of Marvin Richards will be filed by amendment no later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

         (c)  Exhibits

 10.1    Financing Agreement, dated as of July 11, 2005, by and among The CIT
         Group/Commercial Services, Inc., as Agent, the Lenders that are parties thereto, G?III Leather Fashions, Inc., J. Percy For Marvin Richards,
         Ltd., and CK Outerwear, LLC.

 10.2    Stock Purchase Agreement, dated as of July 11, 2005, by and among Sammy
         Aaron, Andrew Reid, Lee Lipton, John Pollack, Sammy Aaron, as Sellers'
         Representative, G-III Leather Fashions, Inc. and G-III Apparel Group,
         Ltd.

 10.3    Asset Purchase Agreement, dated as of July 11, 2005, by and among G-III
         Leather Fashions, Inc., G-III Apparel Group, Ltd., Winlit Group, Ltd.,
         David Winn and Richard Madris.

 10.4    Employment Agreement, dated as of July 11, 2005, by and between Sammy
         Aaron and G-III Apparel Group, Ltd.

                                      -5-

                                  EXHIBIT INDEX

Exhibit
  No.                              Description
  ---                              -----------

10.1     Financing Agreement, dated as of July 11, 2005, by and among The CIT
         Group/Commercial Services, Inc., as Agent, the Lenders that are parties thereto, G?III Leather Fashions, Inc., J. Percy For Marvin
         Richards, Ltd., and CK Outerwear, LLC.

10.2     Stock Purchase Agreement, dated as of July 11, 2005, by and among
         Sammy Aaron, Andrew Reid, Lee Lipton, John Pollack, Sammy Aaron, as
         Sellers' Representative, G-III Leather Fashions, Inc. and G-III
         Apparel Group, Ltd.

10.3     Asset Purchase Agreement, dated as of July 11, 2005, by and among
         G-III Leather Fashions, Inc., G-III Apparel Group, Ltd., Winlit
         Group, Ltd., David Winn and Richard Madris.

10.4     Employment Agreement, dated as of July 11, 2005, by and between
         Sammy Aaron and G-III Apparel Group, Ltd.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   G-III APPAREL GROUP, LTD.

Date:  July 15, 2005

                                   By: /s/ Wayne Miller
                                      -------------------------------------
                                   Name:   Wayne S. Miller
                                   Title:  Chief Financial and Operating Officer